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                                                                 EXHIBIT 10.1(b)


                                THIRD AMENDMENT
                                     TO THE
                        FIRST AMENDMENT AND RESTATEMENT
                                     OF THE
                      LABARGE, INC* EMPLOYEES SAVINGS PLAN
                (formerly the "LaBarge Retirement Action Plan")


        This Plan document executed on March 24, 1994 by the Company,


                                   WITNESSETH

        WHEREAS, LaBarge, Inc. established the profit-sharing plans for its various divisions as follows:

           Plan                                  Initial Effective Date
           ----                                  ----------------------

Profit Sharing Plan for Employees
of LaBarge Electronics Division                       January 1, 1974

Profit Sharing Plan for Employees
of Management Division                                January 1, 1974

Profit Sharing Plan for Employees
of Dot-Flex Electronics Division                      January 1, 1969

Profit-Sharing Plan for Employees
of Wire and Cable Division                            January 1, 1974

Profit-Sharing Plan for Employees
of LaBarge Tubular Division                           February 29, 1957

Profit-Sharing Plan for Employees
of Dorsett Electronics Division                       January 1, 1968

Nelson Employees Profit-Sharing Plan                  February 29, 1959

        WHEREAS, the Company consolidated all such plans into the Plan effective January 1, 1984; and

        WHEREAS, the Plan has been amended as follows:

        Effective Date of                         Date Amendment
          Amendment                                 Executed
          ---------                                 --------
        April 1, 1986                             April 1, 1986
        July 1, 1988                              September 30, 1988
        July 1, 1988                              September 30, 1988
        July 1, 1988                              September 30, 1988
        January 1, 1989                           December 6, 1988

        WHEREAS, the Plan was amended and restated May 3, 1990 effective January 1, 1987; and


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        WHEREAS, the amendment and restatement of the Plan was amended on June
28, 1990 effective July 1, 1990 and on November 30, 1993 effective October 1, 1993; and

        WHEREAS, the Company wants to further amend the Plan;

        NOW, THEREFORE, the Company amends the Plan as follows effective January 1, 1994:

        1.  Delete Section 1.13 and insert the following Section

1,13 in lieu thereof:

                1.13 "Compensation" means, with respect to any Participant, the total amount shown on Internal Revenue Service Form W-2 for a Plan Year as compensation for Federal Income tax purposes, plus any salary reduction contributions made on behalf of the Participant pursuant to Code Sections 1125 and 402(a)(8).

                Compensation in excess of $150,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d). In applying this limitation, the Family Members of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6), because such Participant is either a Five Percent Owner or one of the ten Highly Compensated Employees paid the greatest Section 415 Compensation during the Plan Year, shall be treated as a single Participant, except that, for this purpose, Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen before the close of the Plan Year. If, as a result of the application of such rules, the adjusted $150,000 limit is exceeded, then the limitation shall be prorated among affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation. For Plan Years beginning before 1989, the adjusted $200,000 limit (without regard to Family Member aggregation) shall apply only for Top Heavy Plan Years and shall not be adjusted.

        2. Delete Subsection 14.3(a)(ii) and insert the following

new Subsection 14.3(a)(ii) in lieu thereof:

           (ii) the ratio determined by aggregating Elective Contributions and
        Section 414(s) Compensation of all eligible Family Members (including Highly Compensated Participants). However, in applying the $150,000 limit to Section 414(s) Compensation, for Plan Years beginning after December 31, 1993, Family Members shall include only the affected Employee's spouse and any lineal descendants who


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        have not attained age nineteen before the close of the Plan Year.

        3.   Delete Subsection 15.3(a) and insert the following new

Subsection 15.3(a) in lieu thereof:

             (a) The combined Actual Contribution Percentage for the Family Group (which shall be treated as one Highly Compensated Participant) shall be the greater of:

                 (i) The ratio determined by aggregating ACP Contributions and
             Section 414(s) Compensation for such Plan Year of all eligible Family Members who are Highly Compensated Participants, without regard to family aggregation; and

                 (ii) The ratio determined by aggregating ACP Contributions and
             Section 414(s) Compensation for the Plan Year of all eligible Family Members (including Highly Compensated Participants).

             In applying the $150,000 limit, as adjusted, to Section 414(s) Compensation for Plan Years beginning after December 31, 1994,
        Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained the age of nineteen before the close of the Plan Year.

        IN WITNESS WHEREOF, LaBarge, Inc. has adopted this Plan

amendment on the date and year first above written.



                                            LABARGE, INC.


                                            By Craig E.LaBarge
                                               ----------------------------
                                               President


ATTEST:


William H.Maendu
- ------------------------------
Secretary


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